UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events

          On October 16, 2009, NCI Building Systems, Inc. (the “Company”) issued a press release announcing that major milestones for the completion of its investment agreement with a fund managed by Clayton, Dubilier & Rice have been achieved. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

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Important Information About this Communication

          This current report and its contents is not an offer to sell or purchase or an offer to exchange or a solicitation of acceptance of an offer to sell or purchase or offer to exchange. Any such offer or solicitation shall be made solely by means of the prospectus, related letter of transmittal and other offer documents, as described below.

          In connection with the exchange offer by the Company to acquire all of the Company’s outstanding 2.125% Convertible Senior Subordinated Notes due 2024 (the “convertible notes”), issued under that indenture, dated as of November 16, 2004, between the Company and The Bank of New York, as trustee, in exchange for cash and shares of Company common stock, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (which includes a prospectus) and amendments thereto, a tender offer statement on Schedule TO and amendments thereto and related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the prospectus, the tender offer statement and any amendments thereto and the other related documents and materials filed with the SEC, as well as any amendments and supplements thereto, when available, because they will contain important information about the Company, the proposed exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

          The SEC declared the Company’s registration statement on Form S-4 effective on October 13, 2009. Investors and security holders may obtain a free copy of the registration statement, prospectus and transmittal materials, as well as any amendments thereto and other documents filed by the Company with the SEC, at the SEC’s web site, www.sec.gov. Investors and security holders are strongly urged to carefully review the final prospectus. Free copies of NCI’s filings with the SEC may also be obtained from the Company’s Investor Relations Department at P.O. Box 692055, Houston, Texas 77269-2055 or by phone at (281) 897-7788.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By: /s/ Todd R. Moore
Todd R. Moore
Executive Vice President, General
Counsel and Secretary

Date: October 16, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 16, 2009